UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2010

Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 278-7000

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

This Current Report on Form 8-K (this “Form 8-K”) is being furnished to disclose certain information (the “Selected Information”) that The Gymboree Corporation, a Delaware corporation (the “Company”), will provide to prospective debt financing sources that are expected to provide a portion of the financing for the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of October 11, 2010, by and among the Company, Giraffe Holding, Inc., a Delaware corporation (“Parent”), and Giraffe Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Agreement”).

Certain statements made in the Selected Information reflect management’s expectations regarding future events, are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause results to differ materially from those contained in any forward-looking statement include uncertainties relating to the consummation of the transactions contemplated by the Merger Agreement and economic, competitive, governmental and technological factors outside of the Company’s control, that may cause the Company’s business, industry, strategy or actual results to differ materially from management’s current assumptions and expectations. Additional information regarding the risks and uncertainties involving the Company are included in documents filed with the Securities and Exchange Commission by the Company. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The Company does not undertake any responsibility to update any of these forward-looking statements to conform the Company’s prior statements to actual results or revised expectations, except as expressly required by law.

The information contained in this Form 8-K, including the exhibits hereto, is furnished pursuant to Item 701 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Selected Information Provided to Prospective Debt Financing Sources

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: November 1, 2010	By:	/S/ JEFFREY P. HARRIS
	Name:	Jeffrey P. Harris
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Selected Information Provided to Prospective Debt Financing Sources